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                                                                    EXHIBIT 10.8

                           RIGHTS INVESTORS AGREEMENT


         THIS RIGHTS INVESTORS AGREEMENT (the "Agreement") is entered into as of April __, 1998 by and between OMEGA WORLDWIDE, INC., a Maryland corporation (the "Company"), and the persons listed on attached Schedule I (each a "Rights Investor" and collectively, the "Rights Investors").


         WHEREAS, the Company has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement dated December 30, 1997 (as amended from time to time, the "Registration Statement") pursuant to which the Company will distribute to its shareholders rights (the "Rights") to subscribe for and purchase 2,250,000 shares of common stock of the Company, $0.10 par value per share (the "Common Stock"); and

         WHEREAS, not all the Rights distributed may be exercised by the shareholders; and

         WHEREAS, the Rights Investors desire to purchase from the Company all of the shares of Common Stock that have not been purchased through the exercise of Rights (the "Unsubscribed Shares"); and

         WHEREAS, the Company has authorized the issuance of 1,000,000 additional shares of Common Stock (the "Additional Shares") to ensure that the Rights Investors will be able to purchase the minimum shares of Common Stock set forth herein;

         WHEREAS, the purchase from the Company of the Unsubscribed Shares and the Additional Shares pursuant to this Agreement constitutes an integral part of the transaction set forth in the Registration Statement, including the capitalization of the Company;

         NOW, THEREFORE, in consideration of the respective covenants and agreements herein set forth and of other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       PURCHASE OF SHARES

         Subject to the declaration of effectiveness of the Registration Statement and the terms and conditions set forth herein, the Company agrees to sell and transfer the Unsubscribed Shares to the Rights Investors according to the percentages set forth opposite each Rights Investor's name on Schedule I hereto and each Rights Investor agrees to purchase and accept the specified percentage of Unsubscribed Shares, provided, however, that in the event there are less than 1,000,000 Unsubscribed Shares in the aggregate, the Company agrees to sell and transfer and each Rights Investor agrees to purchase and accept the number of shares of Common Stock set forth on Schedule I hereto opposite such Rights Investor's name. Each Rights Investor agrees to comply with the procedures set forth in the Prospectus (as hereinafter defined) under "The Rights Offering -- Unsubscribed Shares and Third Party Sales" with respect to the purchase of, and payment for, the shares of Common Stock.


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2.             REPRESENTATIONS AND WARRANTIES

2.1            REPRESENTATIONS AND WARRANTIES OF THE COMPANY

               The Company represents and warrants to each Rights Investor that:

      (a) the Company is a company duly incorporated and validly existing under the laws of the State of Maryland;

      (b) the authorized capital stock of the Company on the date of this Agreement consists of 50,000,000 shares of Common Stock, of which 11,200,000 shares (assuming no Additional Shares are issued) will be issued and outstanding upon consummation of the transactions contemplated by the Registration Statement, and 10,000,000 shares of Preferred Stock, $1.00 par value per share, of which no shares are issued and outstanding as of the date hereof;

      (c) there is no contract, option or right, in equity or at law, or otherwise binding upon or which at any time in the future may become binding upon the Company to allot or issue any of the unissued Common Stock or Preferred Stock or to create any additional class of stock, except as set forth in the Prospectus dated ________, 1998 forming part of the Registration Statement (the "Prospectus");

      (d) the Company has all necessary corporate power and capacity to execute and deliver, and to observe and perform its covenants and obligations under, this Agreement and has taken all corporate action necessary to authorize the execution and delivery of, and the observance and performance of its covenants and obligations under, this Agreement;

      (e) this Agreement has been duly executed and delivered by the Company and this Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity); and

      (f) the shares of Common Stock will be duly issued and outstanding as fully paid and non-assessable shares of Common Stock of the Company.


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2.2            REPRESENTATIONS AND WARRANTIES OF RIGHTS INVESTORS

               Each Rights Investor represents and warrants to the Company that:

      (a) he has all necessary power and capacity to execute and deliver, and to observe and perform his covenants and obligations under, this Agreement;

      (b) this Agreement has been duly executed and delivered by the Rights Investor and this Agreement constitutes a valid and binding obligation of the Rights Investor enforceable against the Rights Investor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and to the exercise of judicial discretion in accordance with general principles of equity (whether applied by a court of law or equity); and

      (c) there is no contract, option or right, in equity or at law, or otherwise binding upon or which at any time in the future may become binding upon the Rights Investor to sell any of the shares of Common Stock to be acquired hereunder and the Rights Investor is acquiring such shares of Common Stock as an investment and not with a view to the sale or distribution thereof.

2.3            SURVIVAL

               The representations and warranties set forth in Sections 2.1 and 2.2 hereof shall survive for a period of one year after the date hereof. No claim in respect of any misrepresentation or breach of covenant hereunder pursuant to Section 3 shall be made by any party more than one year after the date hereof.

3.    INDEMNIFICATION

3.1            INDEMNIFICATION OF RIGHTS INVESTORS BY THE COMPANY

               Subject to Section 2.3, the Company agrees to indemnify and hold each Rights Investor harmless from and against any and all loss which arises out of or results from the breach by the Company of any representation or warranty of the Company set forth in this Agreement or the failure by the Company to perform any covenant of the Company set forth in this Agreement.

3.2            INDEMNIFICATION OF THE COMPANY BY THE RIGHTS INVESTORS

               Subject to Section 2.3, each Rights Investor agrees, severally and not jointly, to indemnify and hold the Company harmless from and against any and all loss which arises out of or results from the breach by such Rights Investor of any representation or warranty of such Rights Investor set forth in this Agreement or the failure by such Rights Investor to perform any covenant of such Rights Investor set forth in this Agreement.


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5.                MISCELLANEOUS

5.1               FURTHER ASSURANCES

                  The Company and the Rights Investors shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and the like, and will cause the doing of such acts and will cause the execution of such further documents as are within their power as the Company or a Rights Investor may at any time and from time to time reasonably request be done or executed, in order to give full effect to the provisions of this Agreement.

5.2               GOVERNING LAW


                  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Michigan, without regard to the conflict of law principles thereof.


5.3               COUNTERPARTS

                  This Agreement may be executed in any number of counterparts. Each executed counterpart shall be deemed to be an original and all executed counterparts taken together shall constitute one agreement.

5.4               ASSIGNMENT

                  This Agreement may not be assigned by a Rights Investor without the prior written consent of the Company.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      OMEGA WORLDWIDE, INC.


                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      ________________________________

                                      ________________________________

                                      ________________________________





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                                   SCHEDULE I


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                Name of             Percentage of          Aggregate Number of
            Rights Investor      Unsubscribed Shares              Shares
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
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







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